CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statements (Form S-8 No. 333-06103, No. 333-06105 and No. 333-72595).




                                /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
March 17, 2000